Exhibit 99.1

IsoPlexis Reports Preliminary First Quarter 2022 Revenue, Streamlines Operating Structure to Support Sustainable Growth

Reiterates full year guidance and extends cash runway to H2 2024

BRANFORD, Conn., April 11, 2022 (GLOBE NEWSWIRE) -- IsoPlexis Corporation (Nasdaq: ISO) (“IsoPlexis”), the Superhuman Cell Company, today announced its preliminary unaudited revenue for the first quarter of 2022 and the transition to an integrated commercial and operational structure, which is intended to ensure a sustainable growth path.

Recent Highlights and Milestones:

•Total revenue for the three months ended March 31, 2022, is expected to be in the range of $4.8 to $4.9 million, representing an increase of approximately 48% to 52% compared to $3.2 million for the prior year period.

•Since its commercial launch in 2018, Isoplexis has placed 234 total instruments, including 25 instruments sold in the first quarter of 2022.

•IsoPlexis delivers proven in situ DNA sequencing capability, leveraging its own DNA sequencer and large body of sequencing intellectual property and products. This marks a key milestone for delivery of the first “functional” single cell novel multi-omic platform, Duomic™, to the market as a service.

•Clinical researchers have published early studies in JCI Insight on IsoPlexis’ next generation bulk targeted proteomics platform, CodePlex™, which addresses a large unmet need in larger scale clinical research for a “Sample in-Answer Out” automated benchtop proteomic solution.

Integrated Commercial & Operational Structure to support Sustainable Growth:

Today IsoPlexis announced a new strategic initiative to more tightly integrate its commercial team with its customers, and its development teams with its operational teams. The initiative involves the following:

•As IsoPlexis continues to ‘land and expand’ with key customers globally, it will provide a streamlined, single point of contact with regional customers for the full suite of products on the wider IsoPlexis test menu. This is intended to reduce the number of total support staff needed, while simultaneously strengthening relationships with its customers and increasing the productivity of its approximately 140-person commercial team. Local teams will be more tightly integrated with the customer and each other, aimed at producing scalable and productive growth.

•As IsoPlexis moves to launch its Duomic™ services as well as its CodePlex™ bulk targeted proteomics platform, it will further integrate operations and development to ensure the timely launch of a quality set of scalable consumable products. IsoPlexis has scaled back selective operational staff to better fit the company’s needs for the next two years. At the same time, its more integrated, 200-person development and operational team is strengthening its ability to deliver quality to IsoPlexis’ customers as the company continues to scale. As IsoPlexis continues to deliver a wider test menu of consumables to the market, its focus on integration is intended to streamline design for manufacturing, which the company believes will result in gross margin improvement across all consumable product lines.

Additionally, IsoPlexis amended its existing credit agreement, providing access to $15 million of additional term loan financing. IsoPlexis believes that the amended credit agreement, coupled with these new strategic initiatives will extend its cash runway into the second half of 2024. This enables the company to strengthen engagement with its customers and continue to generate strong top-line revenue growth with a large yet highly integrated and equipped team, while delivering innovative solutions and expanding gross margins.

“Our company has delivered strong revenue growth, leading the single cell proteomics field and also delivered key milestones for innovative multi-omic and proteomic products solving large unmet needs for researchers. I would like to express my deepest gratitude to the entire team that have contributed to the building of nearly four years of commercial success since we brought our first product to

Exhibit 99.1

market. We wish our departing colleagues great success as their dedication and efforts have contributed to overcoming the world’s most difficult to treat diseases. We look forward to increasing our ability to service our growing list of customers with a more highly integrated commercial, operational and development team. We also look forward to delivering to market our two novel suites of innovative products which provide deeper insights towards the development of more curative therapies,” said IsoPlexis Chief Executive Officer Sean Mackay. “I am confident that by adapting to this next stage of the company’s growth and our customers’ needs, we will be able to further drive success for our customers who are leading the charge to solve the critical challenges of human health.”

2022 Guidance

Isoplexis continues to expect full year 2022 revenue to be in the range of $26 million to $27 million, representing 51% to 56% growth over full year 2021.

These preliminary results are based on management’s initial analysis of operations for the quarter that ended on March 31, 2022. The company expects to issue full financial results for the first quarter on May 11, 2022.

Please also find our updated investor presentation on our website (https://investors.isoplexis.com/news-events/presentations).

About IsoPlexis

IsoPlexis is the Superhuman Cell company.

By leading the discovery and identification of how multi-functional immune— Superhuman— cells communicate and respond, IsoPlexis assists researchers in understanding and predicting disease progression, treatment resistance and therapeutic efficacy.

IsoPlexis has been named Top Innovation or Design by The Scientist Magazine, Fierce, BIG Innovation, Red Dot and multiple others. The IsoPlexis platform is used globally by researchers, including those at the top 15 global pharmaceutical companies by revenue and at over 70% of leading U.S. comprehensive cancer centers.

Forward Looking Statements

This press release contains “forward-looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on IsoPlexis’ current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies and other future conditions. Such forward-looking statements may include, without limitation, statements about future opportunities for IsoPlexis and its products and services, its future operations, financial or operating results, including its financial guidance, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions and other expectations and targets for future periods. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “target,” “potential,” “seek,” “will,” “would,” “could,” “continuing,” “forward,” “should,” “continue,” “contemplate,” “plan,” and other words and terms of similar meaning. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond its control. IsoPlexis cautions you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if its results of operations, financial condition and cash flows, and the development of the markets in which IsoPlexis operates, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. New factors emerge from time to time that may cause IsoPlexis’ business not to develop as it expects, and it is not possible for it to predict all of them.

Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, among others, the following: estimates of IsoPlexis’ addressable market, market growth, future revenue, expenses, capital requirements and IsoPlexis’ needs for additional financing; the implementation of IsoPlexis’ business model and strategic plans for its products and technologies; competitive companies and technologies and IsoPlexis’ industry; IsoPlexis’ ability to manage and grow its business by expanding its sales to existing customers or introducing its products to new customers; IsoPlexis’ ability to develop and commercialize new products; IsoPlexis’ ability to establish and maintain intellectual property protection for its products or avoid or defend claims of

Exhibit 99.1

infringement; the performance of third party suppliers; IsoPlexis’ ability to hire and retain key personnel and to manage its future growth effectively; IsoPlexis’ ability to obtain additional financing in future offerings; the volatility of the trading price of its common stock; IsoPlexis’ expectations regarding use of proceeds from its initial public offering (“IPO”); the potential effects of government regulation; the impact of COVID-19 on IsoPlexis’ business; and IsoPlexis’ expectations about market trends. For a further discussion of these and other factors that could impact IsoPlexis’ future results, performance or transactions, see the section “Risk Factors” included in its Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 30, 2022, and its other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. It is not possible for IsoPlexis to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. IsoPlexis qualifies all of the forward-looking statements in this press release by these cautionary statements. Except as required by law, IsoPlexis undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact
investors@isoplexis.com

Press Contact
press@isoplexis.com

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www.isoplexis.com